UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6644

Dreyfus Massachusetts Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	3/31

Date of reporting period:	3/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Massachusetts Intermediate Municipal Bond Fund

ANNUAL REPORT March 31, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund's Expenses
7	Comparing Your Fund's Expenses
With Those of Other Funds
8	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Important Tax Information
26	Board Members Information
28	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Massachusetts Intermediate Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Massachusetts Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2005, through March 31, 2006.

Although short-term interest rates continued to rise steadily over the past six months, municipal bond yields fell modestly, supporting their prices, primarily due to robust investor demand for a more limited supply of newly issued securities. However, longer-maturity bonds generally fared better than short- and intermediate-term securities. As a result, yield differences between two-year and 30-year high-grade municipal bonds narrowed to slightly more than half a percentage point as of the end of the reporting period, which was steeper than the U.S. Treasury yield curve but still considerably narrower than historical norms.

Recent economic data have been mixed and inflation appeared to remain contained at the end of the first quarter, conditions that could continue to support longer-term bond prices. In addition, our chief economist, Richard Hoey, currently expects continued economic growth, with any slack in consumer spending likely to be taken up by corporate capital investment, exports and non-residential construction. However, if yield differences among tax-exempt bonds widen and move closer to historical averages, shorter maturities may begin to fare better than longer maturities.As always, we encourage you to talk with your financial advisor to discuss investment options and portfolio allocations that may be suitable for you in this environment.

For more information about how the fund performed, as well as information on market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation April 17, 2006

DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Massachusetts Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2006, the fund achieved a total return of 2.52% .1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the "Index"), the fund's benchmark index, achieved a total return of 2.63% for the same period.2 In addition, the average total return for all funds reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category was 2.28% .3

Despite rising interest rates throughout the reporting period, municipal bond prices held up relatively well due to persistently low inflation and robust investor demand.The fund produced higher returns than its Lipper category average, primarily due to our focus on longer-term securities, which benefited from further narrowing of yield differences among municipal bonds of various maturities. However, the fund trailed its benchmark, which contains bonds from many states, not just Massachusetts, and does not reflect fund fees and expenses.

What is the fund's investment approach?

The fund's objective is to seek as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The dollar-weighted average maturity of the fund's portfolio ranges between three and 10 years. Although the fund currently intends to invest only in investment-grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its assets in municipal bonds of below investment-grade credit quality.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond's potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value.The fund's allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

Short-term interest rates continued to rise and longer-term rates remained surprisingly stable during the reporting period. The Federal Reserve Board (the "Fed") implemented eight more increases in the overnight federal funds rate, driving it to 4.75% by the reporting period's end. Short-term municipal bond yields rose along with the Fed's interest-rate target.While longer-term bond yields also climbed somewhat, they rose less than short-term yields, contributing to a further narrowing of yield differences between the short and long ends of the market's maturity range. In fact, the market ended the reporting period with a spread of just 83 basis points between high-grade municipal bonds with two-year maturities and similarly rated 20-year municipal bonds.

Supply-and-demand factors also influenced returns from the overall municipal bond market. Like many states, Massachusetts achieved the creation of new jobs and higher tax revenues in the recovering economy, and it shored up its fiscal condition by spinning off two state authorities that threatened to put pressure on future budgets. As a result, Massachusetts was able to increase aid to its municipalities, reducing their need to issue new debt. The reduced supply of newly issued securities was met with robust investor demand, putting downward pressure on yields and supporting prices.

In this economic environment, the fund benefited from its relatively light holdings of shorter-term bonds and emphasis on securities in the 15- to 20-year range, which retained more of their value than shorter-term securities as interest rates rose. When making new purchases, we focused primarily on high-quality, premium-priced bonds that are subject to redemption prior to maturity, such as Massachusetts's general obligation debt and essential-purpose revenue bonds.These bonds' early redemption provisions helped us keep the fund's average duration, a measure of sensitivity to changing interest rates, below industry averages.

What is the fund's current strategy?

Although some analysts recently have forecast the impending end of the Fed's credit tightening campaign, recent strong economic data suggest to us that additional rate-hikes may be expected over the months ahead. Therefore, we generally have maintained the fund's investment posture, emphasizing longer-term, income-oriented securities and maintaining a relatively defensive average duration. However, we are watching the economy and municipal bond market carefully, and we are prepared to adjust our strategies when we see more definite evidence that short-term interest rates have peaked.

April 17, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund's return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Massachusetts Intermediate Municipal Bond Fund and the Lehman Brothers 7-Year Municipal Bond Index

Average Annual Total Returns	as of 3/31/06
		1 Year	5 Years	10 Years

Fund		2.52%	3.58%	4.46%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Massachusetts Intermediate Municipal Bond Fund on 3/31/96 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in Massachusetts municipal securities and maintains a portfolio with a weighted average maturity ranging between 3 and 10 years.The fund's performance shown in the line graph takes into account fees and expenses.The Index is not limited to investments principally in Massachusetts municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged, total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Massachusetts Intermediate Municipal Bond Fund from October 1, 2005 to March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2006

Expenses paid per $1,000 †	$ 3.94
Ending value (after expenses)	$1,002.50

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended March 31, 2006

Expenses paid per $1,000 †	$ 3.98
Ending value (after expenses)	$1,020.99

† Expenses are equal to the fund's annualized expense ratio of .79%; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS March 31, 2006
Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.1%	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts—79.9%
Boston	5.75	2/1/10	1,000,000 [a]	1,073,510
Boston Convention Center Act 1997,
Special Obligation
(Insured; AMBAC)	5.00	5/1/16	2,250,000	2,366,010
Boston Industrial Development
Financing Authority, Revenue
(Pilot Seafood Project) (LOC;
Canadian Imperial Bank)	5.88	4/1/07	965,000	973,936
Boston Water and Sewer
Commission, Revenue	5.00	11/1/20	2,000,000	2,110,540
Fall River
(Insured; MBIA)	5.25	6/1/10	1,000,000	1,028,170
Holyoke Gas and Electric
Department, Revenue
(Insured; MBIA)	5.38	12/1/15	1,245,000	1,346,281
Lancaster
(Insured; AMBAC)	5.00	4/15/19	515,000	544,530
Lawrence
(Insured; AMBAC)	5.50	2/1/12	570,000	613,223
Massachusetts
(Insured; AMBAC)	6.00	8/1/10	1,500,000	1,632,045
Massachusetts
(Insured; MBIA)	5.25	8/1/19	1,500,000	1,658,655
Massachusetts,
Consolidated Loan	5.00	3/1/19	1,640,000	1,727,330
Massachusetts,
Federal Highway	5.50	12/15/09	1,000,000	1,061,270
Massachusetts,
Federal Highway, GAN	5.50	6/15/14	1,000,000	1,051,680
Massachusetts Bay Transportation
Authority, Assessment Revenue	5.25	7/1/14	1,000,000 [a]	1,088,140
Massachusetts Bay Transportation
Authority, General
Transportation System
(Insured; MBIA)	5.50	3/1/12	1,000,000	1,086,800
Massachusetts College Building
Authority, Project Revenue
(Insured; AMBAC)	5.00	5/1/24	1,000,000	1,052,980
Massachusetts Developmental
Finance Agency, RRR (Semass
Systems) (Insured; MBIA)	5.63	1/1/14	2,000,000	2,172,140

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.70	7/1/11	645,000	647,973
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; AMBAC)	5.00	1/1/13	1,440,000	1,456,258
Massachusetts Educational
Financing Authority, Education
Loan Revenue (Insured; MBIA)	5.13	12/1/14	690,000	695,603
Massachusetts Health and
Educational Facilities
Authority, Revenue (Berkshire
Health Systems Issue)
(Insured; Assured Guaranty)	5.00	10/1/19	1,500,000	1,566,900
Massachusetts Health and
Educational Facilities
Authority, Revenue (Hallmark
Health System) (Insured; FSA)	5.25	7/1/10	2,055,000	2,137,200
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
Pilgrim Health) (Insured; FSA)	5.25	7/1/11	1,675,000	1,729,538
Massachusetts Health and
Educational Facilities
Authority, Revenue (Harvard
University Issue)	6.25	4/1/20	1,050,000	1,276,727
Massachusetts Health and
Educational Facilities
Authority, Revenue (Healthcare
System-Covenant Health)	6.50	7/1/17	1,485,000	1,642,989
Massachusetts Health and
Educational Facilities
Authority, Revenue
(Massachusetts Institute of
Technology)	5.00	7/1/23	1,155,000	1,260,821
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
Healthcare System)	5.00	7/1/18	1,315,000	1,367,995
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
Healthcare System)	5.00	7/1/21	1,000,000	1,044,350

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities Authority,
Revenue (Partners Healthcare
System) (Insured; MBIA)	5.13	7/1/11	1,000,000	1,024,830
Massachusetts Health and
Educational Facilities
Authority, Revenue (University
of Massachusetts-Worcester
Campus) (Insured; FGIC)	5.25	10/1/14	1,000,000	1,064,620
Massachusetts Housing Finance
Agency (Insured Construction
Loan Notes) (Insured; FSA)	3.15	6/1/08	1,000,000	984,470
Massachusetts Industrial Finance
Agency, RRR (Ogden
Haverhill Project)	5.35	12/1/10	800,000	836,424
Massachusetts Municipal Wholesale
Electric Co., Power Supply
System Revenue (Nuclear
Project Number 4)
(Insured; MBIA)	5.25	7/1/14	2,000,000	2,146,720
Massachusetts Municipal Wholesale
Electric Co., Power Supply
System Revenue (Project
Number 6) (Insured; MBIA)	5.25	7/1/12	1,810,000	1,939,596
Massachusetts Water Pollution
Abatement Trust, Water
Pollution Abatement Revenue
(Massachusetts Water Resources
Authority Program)	6.00	8/1/09	285,000 [a]	308,304
Massachusetts Water Pollution
Abatement Trust, Water
Pollution Abatement Revenue
(Massachusetts Water Resources
Authority Program)	6.00	8/1/14	1,015,000	1,094,576
Massachusetts Water Resource
Authority (Insured; MBIA)	5.50	8/1/11	2,000,000	2,169,460
Massachusetts Water Resource
Authority (Insured; MBIA)	5.25	8/1/21	1,500,000	1,638,660
Mendon Upton Regional School
District (Insured; MBIA)	5.00	6/1/17	2,625,000	2,793,735

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
New England Educational Loan
Marketing Corp., Student
Loan Revenue	6.90	11/1/09	1,000,000	1,031,520
Plymouth County,
COP (Correctional Facility
Project) (Insured; AMBAC)	5.13	4/1/13	2,000,000	2,102,320
Route 3 North Transportation
Improvement Association, LR
(Insured; MBIA)	5.75	6/15/15	1,500,000	1,611,825
Sandwich
(Insured; MBIA)	5.00	7/15/19	1,580,000	1,697,773
Springfield,
Municipal Purpose Loan
(Insured; FGIC)	5.00	8/1/18	1,000,000	1,056,880
Triton Regional School District
(Insured; FGIC)	5.00	4/1/16	1,420,000	1,502,914
U.S. Related—19.2%
Children's Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	2,000,000 [a]	2,161,780
Childrens's Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	5.75	7/1/10	2,000,000 [a]	2,161,780
Guam Economic Development
Authority	0/5.00	11/15/07	860,000 [b]	797,624
Guam Economic Development
Authority, Tobacco Settlement	0/5.40	11/15/07	350,000 [b]	322,238
Guam Government,
LOR (Infrastructure
Improvement) (Insured; AMBAC)	5.00	11/1/12	1,000,000	1,038,260
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/23	1,000,000	1,047,780
Puerto Rico Commonwealth,
Public Improvement (Insured;
FSA)	5.25	7/1/14	1,000,000	1,088,140
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/08	1,000,000	1,035,180
Puerto Rico Municipal Finance
Agency (Insured; FSA)	5.00	7/1/09	1,725,000	1,779,665

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Gross Receipts Taxes
Loan Note)	5.63	10/1/10	880,000	907,922
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Gross Receipts Taxes
Loan Note) (Insured; FSA)	5.25	10/1/21	1,000,000	1,078,260
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Matching Fund Loan
Notes) (Subordinated
Lien/Capital Program)	5.88	10/1/18	500,000	525,585
Virgin Islands Water and Power
Authority, Electric Systems
(Insured; Radian)	5.13	7/1/11	1,000,000	1,034,370

Total Investments (cost $75,685,427)			99.1%	77,396,805

Cash and Receivables (Net)			.9%	700,117

Net Assets			100.0%	78,096,922

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[c] At March 31, 2006, 29.5% of the fund's net assets are insured by MBIA.

12

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)†

AAA		Aaa		AAA	74.7
AA		Aa		AA	14.8
A		A		A	4.8
BBB		Baa		BBB	5.0
Not Rated [d]		Not Rated [d]		Not Rated [d]	.7
					100.0

†	Based on total investments.
[d]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES March 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	75,685,427	77,396,805
Interest receivable		1,108,262
Receivable for shares of Beneficial Interest subscribed		735
Prepaid expenses		6,733
		78,512,535

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		44,698
Cash overdraft due to Custodian		308,012
Payable for shares of Beneficial Interest redeemed		10,108
Accrued expenses		52,795
		415,613

Net Assets ($)		78,096,922

Composition of Net Assets ($):
Paid-in capital		76,617,177
Accumulated net realized gain (loss) on investments		(231,633)
Accumulated net unrealized appreciation
(depreciation) on investments		1,711,378

Net Assets ($)		78,096,922

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		5,745,539
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.59

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended March 31, 2006
Investment Income ($):
Interest Income	3,709,502
Expenses:
Management fee—Note 3(a)	499,577
Shareholder servicing costs—Note 3(b)	73,130
Auditing fees	34,587
Legal fees	19,618
Prospectus and shareholders' reports	12,977
Registration fees	11,291
Trustees' fees and expenses—Note 3(c)	11,017
Custodian fees	10,879
Loan commitment fees—Note 2	632
Miscellaneous	17,067
Total Expenses	690,775
Less—reduction in management fee
due to undertaking—Note 3(a)	(29,632)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(5,462)
Net Expenses	655,681
Investment Income—Net	3,053,821

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(3,933)
Net unrealized appreciation (depreciation) on investments	(886,100)
Net Realized and Unrealized Gain (Loss) on Investments	(890,033)
Net Increase in Net Assets Resulting from Operations	2,163,788

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2006	2005

Operations ($):
Investment income—net	3,053,821	3,177,633
Net realized gain (loss) on investments	(3,933)	412,971
Net unrealized appreciation
(depreciation) on investments	(886,100)	(3,482,446)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,163,788	108,158

Dividends to Shareholders from ($):
Investment income—net	(3,051,033)	(3,175,000)
Net realized gain on investments	—	(136,277)
Total Dividends	(3,051,033)	(3,311,277)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	10,398,412	7,890,875
Dividends reinvested	2,486,675	2,717,487
Cost of shares redeemed	(20,559,687)	(20,300,265)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(7,674,600)	(9,691,903)
Total Increase (Decrease) in Net Assets	(8,561,845)	(12,895,022)

Net Assets ($):
Beginning of Period	86,658,767	99,553,789
End of Period	78,096,922	86,658,767

Capital Share Transactions (Shares):
Shares sold	750,486	566,235
Shares issued for dividends reinvested	180,069	194,886
Shares redeemed	(1,485,735)	(1,457,033)
Net Increase (Decrease) in Shares Outstanding	(555,180)	(695,912)

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended March 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	13.75	14.23	14.15	13.47	13.70
Investment Operations:
Investment income—net [a]	.51	.49	.49	.51	.54
Net realized and unrealized
gain (loss) on investments	(.16)	(.46)	.08	.69	(.23)
Total from Investment Operations	.35	.03	.57	1.20	.31
Distributions:
Dividends from investment income—net	(.51)	(.49)	(.49)	(.52)	(.54)
Dividends from net realized
gain on investments	—	(.02)	—	—	—
Total Distributions	(.51)	(.51)	(.49)	(.52)	(.54)
Net asset value, end of period	13.59	13.75	14.23	14.15	13.47

Total Return (%)	2.52	.22	4.10	9.09	2.19

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.83	.83	.80	.76	.75
Ratio of net expenses
to average net assets	.79	.80	.79	.76	.75
Ratio of net investment income
to average net assets	3.67	3.50	3.45	3.68	3.92
Portfolio Turnover Rate	15.97	33.82	20.93	33.40	14.45

Net Assets, end of period ($ x 1,000)	78,097	86,659	99,554	128,328	118,656

a Based on average shares outstanding at each month end. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Massachusetts Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2006, the accumulated earnings on a tax basis were as follows: undistributed tax exempt income $17,426, accumulated capital losses $111,022 and unrealized appreciation $1,726,336. In addition, the fund had $135,569 of capital losses realized after October 31, 2005, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities and profits, if any, realized subsequent to March 31, 2006. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2006 and March 31, 2005, were as follows: tax exempt income $3,051,033 and $3,175,000 and long term capital gains $0 and $136,277, respectively.

During the period ended March 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment of amortization adjustments, the fund decreased accumulated undistributed investment income-net by $2,788, increased net realized gain (loss) on investments by $14,959 and decreased paid-in capital by $12,171. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 % of the value of the fund's average daily net assets and is payable monthly.The Manager had undertaken from April 1, 2005 through March 31, 2006 to reduce the management fee paid by the fund, to the extent that if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80% of the value of the fund's average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $29,632 during the period ended March 31, 2006.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period March 31, 2006, the fund was charged $31,070 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended, March 31, 2006, the fund was charged $23,612 pursuant to the transfer agency agreement.

During the period ended March 31, 2006, the fund was charged $3,784 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $40,367, chief compliance officer fees $1,910 and transfer agency per account fees $3,930, which are offset against an expense reimbursement currently in effect in the amount of $1,509.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended March 31, 2006, redemption fees charged and retained by the fund amounted to $176.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2006, amounted to $13,021,498 and $21,266,958, respectively.

At March 31, 2006, the cost of investments for federal income tax purposes was $75,670,469; accordingly, accumulated net unrealized appreciation on investments was $1,726,336, consisting of $1,941,402 gross unrealized appreciation and $215,066 gross unrealized depreciation.

The Fund 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Trustees Dreyfus Massachusetts Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned March 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Intermediate Municipal Bond Fund at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York May 5, 2006

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2006 as "exempt-interest dividends" (not generally subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2006 calendar year on Form 1099-DIV which will be mailed by January 31, 2007.

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as provides certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 185
———————
David W. Burke (69)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 79
———————
Diane Dunst (66)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques
No. of Portfolios for which Board Member Serves: 9
———————
Jay I. Meltzer (77)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Physician, Internist and Specialist in Clinical Hypertension
• Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
• Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 9

Daniel Rose (76)
Board Member (1992)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 18
———————
Warren B. Rudman (75)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul,
Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
• Collins & Aikman Corporation, Director
• Allied Waste Corporation, Director
• Raytheon Company, Director
• Boston Scientific, Director
No. of Portfolios for which Board Member Serves: 18
———————
Sander Vanocur (78)
Board Member (1992)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No. of Portfolios for which Board Member Serves: 18
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Rosalind Gersten Jacobs, Emeritus Board Member

The Fund 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 201 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 197 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 29

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0268AR0306

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,480 in 2005 and $30,881 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,725 in 2005 and $2,983 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $55 in 2005 and $53 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $605,451 in 2005 and $769,395 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Massachusetts Intermediate Municipal Bond Fund

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	May 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	May 26, 2006

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	May 26, 2006

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)